Taxation	12 Months Ended
Mar. 31, 2020
Income Tax [Abstract]
TAXATION

15. TAXATION

The Company is a British Virgin Island corporation. The Government of the British Virgin Islands does not, under existing legislation, impose any income or corporate tax on corporations.

PGL and iOX are subject to United Kingdom taxes ("UK Taxes"). Portage Services Ltd. Is subject to taxes in Canada. Tax losses or potential tax credits for Portage Services Ltd. are insignificant.

iOX has research and development cash credits of approximately $0.5 million that have been recorded for the year ended March 31, 2020 and are included in prepaid expenses and other receivables as of March 31, 2020.

The following is a reconciliation of the UK Taxes to the effective income tax rates for the years ended March 31, 2020 and 2019 ($ in thousands):

	2020	2019
Loss on ordinary activities before tax	$2,409	$2,343
Statutory UK income tax rate	19.0%	17.0%
Loss at statutory income tax rate	$458	$398
Change in deferred rate and true-up	2,665	—
Research and development credit	(500)	—
Losses (unrecognized)	(458)	(398)
Income tax expense	$(2,165)	$—

At March 31, 2020 and 2019, the Company's deferred tax assets and liabilities consisted of the effects of temporary differences attributable to the following (in thousands):

	2020	2019
Deferred tax assets:
Net operating loss	$1,528	$457
Deferred tax asset (unrecognized)	$1,528	$457

Deferred tax liabilities:
In-process R&D	$21,604	$(19,673)
Deferred tax liability (unrecognized)	$21,604	$(19,673)

The reduction in the rate of UK corporation tax to 19% from April 1, 2017 and to 17% from April 1, 2020 was substantively enacted at the Balance Sheet date. However subsequently, the UK Government announced that the UK corporation tax rate would remain at 19% and not reduce to 17% on 1 April 2020. This was substantively enacted on 17 March 2020. The standard rate of UK corporation tax applied to reported loss is 19% (2018: 19%). Unrecognized UK deferred tax assets and liabilities are calculated at a rate of 19%, being the rate that was substantively enacted at the Balance Sheet date.

iOX has research and development cash credits of approximately $466,000 that have been recorded for year ended March 31, 2020.

As of March 31, 2020 and 2019, tax losses for iOX were approximately $5.1 million and $2.1 million, respectively.

As of March 31, 2020 and 2019, iOX had a deferred tax liability of approximately $21.6 million and $20.4 million, respectively.  On January 8, 2019, the Company recognized a $19.8 million deferred tax liability for the difference between the book and income tax basis of IPR&D acquired as part of the acquisition of SalvaRx.  As the IPR&D process is in the UK, the deferred tax had been recorded at 17%, the rate applicable in the UK.  During the year ended March 31, 2020, the Company recorded a tax expense of $2.2 million, including $2.3 million to provide for an increased deferred tax liability resulting from the increase in the UK tax rate to 19% in March 2020 $0.4 million of a return to provision adjustment and a decrease due to a refundable research and development credit of $0.5 million. As the deferred tax liability may be settled in the future in Great British Pounds ("GBP"), the Company decreased the deferred tax liability by $1.4 million and increased the deferred tax liability by $0.7 million as of March 31, 2020 and 2019, respectively, for the difference in exchange rates from period to period.

There is no expiration date for accumulated tax losses in the U.K. entities.